                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2001

                                   ALLOY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

              Delaware                                 04-3310676
           (State or other                           (IRS Employer
           jurisdiction of                           Identification No.)
           incorporation)

                        151 WEST 26TH STREET, 11TH FLOOR
                               NEW YORK, NY 10001
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 244-4307

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

On August 2, 2001, Alloy, Inc. ("Alloy") (then named Alloy Online, Inc.) completed the previously announced acquisition of all of the outstanding capital stock of CASS Communications, Inc. (the "Company"), an Illinois corporation with a principal place of business in Evanston, Illinois. The acquisition was completed pursuant to an Agreement and Plan of Reorganization dated as of July 3, 2001 (the "Reorganization Agreement") by and among Alloy, the Company and Alan M. Weisman, the sole stockholder of the Company (the "Stockholder"). Pursuant to the Reorganization Agreement, the Company was merged with and into Alloy (the "Merger") promptly after the Company spun out the assets of its CASS Recruitment Media division (the "CRM division") to a new company owned by Stockholder, with Alloy surviving the Merger as the surviving corporation. Immediately upon completion of the Merger, Alloy contributed all of the assets and liabilities of the Company to CASS Communications, Inc., a newly-formed Delaware corporation that is an indirect, wholly-owned subsidiary of Alloy ("New CASS"). Alloy gave Stockholder, as consideration for the Merger: (i) 1,720,392 shares (the "Merger Shares") of Alloy's common stock, $.01 par value (the "Alloy Common Stock") having a value of $23,122,000, or $13.44 per share, on July 9, 2001; (ii) nine million, seven hundred thousand dollars ($9,700,000) in cash; and (iii) a contingent Note, which will not be payable, if at all, until four months after the effectiveness of the initial registration for resale of the Merger Shares, with the principal amount of the Note to be determined based on the average closing prices of Alloy Common Stock over such four-month period. The maximum principal amount of the Note will be $10,000,000, and the Note will have no value if the closing price for Alloy Common Stock averages at least $11.28 per share in each of the four months over such four-month period. Alloy also agreed to issue additional shares of Alloy Common Stock to Stockholder if New CASS meets certain earnings targets over the 12-month period following the closing of the Merger. In connection with the Merger, Stockholder granted Alloy an option to purchase, and certain rights of first refusal with respect to the sale of, the company that acquired the assets of the CRM division or all or substantially all of its assets. The option and the rights of first refusal are exercisable until August 2, 2007. The Company was founded in 1968. Its contracted media and promotional channels included college and high school newspapers reaching over 21 million readers. Additionally, the Company reached over 6.5 million students on college and high school campuses through its outdoor and display media assets, and provided marketers with full service event production and promotion capability. New CASS will be based in Evanston, Illinois, with additional offices in New York and Los Angeles. The description of the transaction contained herein is qualified in its entirety by reference to the Reorganization (Exhibit 2.1), the First Amendment to the Reorganization Agreement (Exhibit 2.2), the Note (Exhibit 4.1), the Investment Representation Agreement and Lockup Agreement (Exhibit 99.1) and Press Release (Exhibit 99.2), each of which is incorporated herein by reference. This report may contain forward-looking statements that involve risks and uncertainties, including statements regarding Alloy's expectations and beliefs regarding its future results or performance. Alloy's actual results could differ materially from those projected in the forward-looking statements. For a discussion of factors that might cause or contribute to such differences, see the Risk Factors section of Alloy's annual report on Form 10-K for the year ended January 31, 2001 which is on file with the Securities and Exchange Commission. Alloy does not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in management's expectations, except as required by law.

(b) PRO FORMA FINANCIAL INFORMATION

The following unaudited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of Alloy and CASS assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) on July 31, 2001 for the unaudited pro forma condensed consolidated balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

The unaudited pro forma information consolidates Alloy's historical consolidated balance sheet as of July 31, 2001 with the balance sheet of CASS as of July 31, 2001, and Alloy's historical consolidated statements of operations for the fiscal year ended January 31, 2001 and the six months ended July 31, 2001 with the historical statements of operations of CASS for the year ended December 31, 2000 and the six months ended July 31, 2001, respectively. The results of operations of CASS for the month of January 2001 was not considered material with respect to the pro forma consolidated results of operations for the year ended January 31, 2001.

The pro forma condensed consolidated balance sheet and statements of operations have been prepared by the management of Alloy. The following unaudited pro forma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with Alloy's historical financial statements and notes thereto included in filings with the SEC and CASS's financial statements, which have been included in Exhibit 99.3 of this report.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JULY 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              ALLOY           CASS          PRO FORMA
                                                            HISTORICAL    HISTORICAL (1)   ADJUSTMENTS       PRO FORMA
                                                            ----------    --------------   -----------       ---------
                      ASSETS
 CURRENT ASSETS:
    Cash and cash equivalents                                $  29,633      $     498      $  (9,700)(a)     $  20,431
    Available-for-sale marketable securities                     5,626             --             --             5,626
    Accounts receivable, net                                     3,843          1,295             --             5,138
    Inventories, net                                            14,534             --             --            14,534
    Due from related parties                                        --          1,948         (1,948)(a)            --

    Prepaid expenses and other current assets                    4,363             26             --             4,389
                                                             ---------      ---------      ---------         ---------

               TOTAL CURRENT ASSETS                             57,999          3,767        (11,648)           50,118

 Property and equipment, net                                     6,308          1,375             --             7,683
 Intangible assets                                              71,502             --         35,118 (a)       106,620
 Other assets                                                    1,173            247             --             1,420
                                                             ---------      ---------      ---------         ---------

 TOTAL ASSETS                                                $ 136,982      $   5,389      $  23,470         $ 165,841
                                                             =========      =========      =========         =========


   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

 CURRENT LIABILITIES:
    Current portion of long-term debt                        $      --      $   1,155      $  (1,155)(a)     $      --
    Accounts payable and accrued liabilities                    23,993          4,685            763 (a)        29,441
    Other current liabilities                                       --             --             --                --
                                                             ---------      ---------      ---------         ---------

             TOTAL CURRENT LIABILITIES                          23,993          5,840           (392)           29,441

 LONG-TERM DEBT                                                     --             --             --                --

OTHER LONG-TERM LIABILITIES                                         61            289             --               350

Series A Convertible Preferred Stock                             8,771             --             --             8,771
Series B Convertible Preferred Stock                            14,527             --             --            14,527

 STOCKHOLDERS' EQUITY:
    Common Stock                                                   231             21             (4)(a)           248
    Additional paid-in capital                                 163,933            500         22,605 (a)       187,038
    Retained earnings (accumulated deficit)                    (74,072)        (1,261)         1,261 (a)       (74,072)
    Deferred compensation                                         (462)            --             --              (462)
    Accumulated other comprehensive income (loss)                   --             --             --                --
                                                             ---------      ---------      ---------         ---------

             TOTAL STOCKHOLDERS' EQUITY                         89,630           (740)        23,862           112,752
                                                             ---------      ---------      ---------         ---------

             TOTAL LIABILITIES AND STOCKHOLDERS'
              EQUITY (DEFICIT)                               $ 136,982      $   5,389      $  23,470         $ 165,841
                                                             =========      =========      =========         =========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                    ALLOY            CASS            PRO FORMA
                                                  HISTORICAL      HISTORICAL (2)    ADJUSTMENTS     PRO FORMA
                                                 ------------      ------------      ---------     ------------
Revenues                                         $     56,976      $      3,734      $      --     $     60,710
Cost Of Sales                                          25,013                --             --           25,013
                                                 ------------      ------------      ---------     ------------

Gross Profit                                           31,963             3,734             --           35,697

Selling, General And Administrative Expenses           39,178             4,098             --           43,276

Goodwill Amortization                                   8,354                --             -- (c)        8,354
                                                 ------------      ------------      ---------     ------------

Income (Loss) From Operations                         (15,569)             (364)            --          (15,933)

Interest income (expense), net                            489              (474)          (243)(b)         (228)
Other income (expense), net                               658                --             --              658
                                                 ------------      ------------      ---------     ------------

Income (Loss) Before Income Taxes                     (14,422)             (838)          (243)         (15,503)

Provision (Benefit) For Income Taxes                       --                --             --               --
                                                 ------------      ------------      ---------     ------------

Net Income (Loss)                                $    (14,422)     $       (838)     $    (243)    $    (15,503)
                                                 ============      ============      =========     ============

Charge for beneficial conversion feature of
     preferred stock issued                             6,745                --             --            6,745

Preferred Stock Dividends and Accretion                   493                --             --              493
                                                 ------------      ------------      ---------     ------------

Net loss attributed to common stockholders            (21,660)             (838)          (243)         (22,741)
                                                 ============      ============      =========     ============

Net Loss Per Common Share:
     Basic And Diluted                           $      (1.00)               --             --     $      (0.98)
                                                 ============      ============      =========     ============

Weighted Average Common Shares Outstanding:
     Basic and Diluted                             21,659,774                        1,462,333(a)    23,122,107
                                                 ============                        =========     ============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 2001
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                    ALLOY              CASS           PRO FORMA
                                                  HISTORICAL       HISTORICAL (3)     ADJUSTMENTS           PRO FORMA
                                                 ------------     ---------------    ------------         ------------
Revenues                                         $     91,188      $      9,627      $         --         $    100,815

Cost Of Sales                                          37,757                --                --               37,757
                                                 ------------      ------------      ------------         ------------

Gross Profit                                           53,431             9,627                --               63,058

Selling, General And Administrative Expenses           71,473             8,967                --               80,440

Goodwill Amortization                                   8,573                --                -- (c)            8,573
                                                 ------------      ------------      ------------         ------------

Income (Loss) From Operations                         (26,615)              660                --              (25,955)

Interest Income (Expense), Net                          1,119              (120)             (485)(b)              514

Other Income (Expense), Net                            (4,193)              594                --               (3,599)
                                                 ------------      ------------      ------------         ------------

Income (Loss) Before Income Taxes                     (29,689)            1,134              (485)             (29,040)

Provision (Benefit) For Income Taxes                       --                60               (60)                  --
                                                 ------------      ------------      ------------         ------------

Net Income (Loss)                                $    (29,689)     $      1,074      $       (425)        $    (29,040)
                                                 ============      ============      ============         ============

Net Loss Per Common Share:
     Basic and Diluted                           $      (1.61)                                            $      (1.46)

Weighted Average Common Shares Outstanding:
     Basic And Diluted                             18,460,042                           1,462,333(a)        19,922,375
                                                 ============                        ============         ============

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

PRO FORMA ADJUSTMENTS

(a) To reflect Alloy's purchase of CASS for $9,700 in cash and 1,720,392 shares (1,462,333 of shares issued and 258,059 shares held in escrow) of Alloy's common stock valued at $23,122, or $13.44 per share as of the transaction date of July 9, 2001 and estimated cash acquisition expenses of $763, less ($1,127) equal to the net book value at July 31, 2001 of the assets acquired. Net book value excludes $1,948 due from related party at July 31, 2001, which was not acquired by Alloy.

(b) To reflect the reduction in interest income by Alloy in connection with the cash paid for the acquisition that would have occurred, offset by the reduction in interest expense that CASS would not have incurred if the combination was made at the beginning of the periods presented.

(c) To reflect the application of Statement of Financial Accounting Standards No. 141 and 142, "Business Combinations" and "Goodwill and Other Intangible Assets". Because the acquisition took place after June 30, 2001, goodwill associated with the acquisition is no longer amortized but reviewed annually for impairment. Accordingly, these pro forma statements do not include goodwill amortization related to CASS.


OTHER NOTES

(1)    The CASS historical information is as of July 31, 2001.

(2) The CASS historical information is for the six months ended July 31, 2001.

(3) The CASS historical information is for the twelve months ended December 31, 2000.

Reference is made to the discussion in Item 7. (a) and (b) of this report, as well as the financial statements included in Exhibit 99.3 for further information regarding the acquisition.

(c)    EXHIBITS

         2.1* Agreement and Plan of Reorganization, dated as of July 3, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman (incorporated by reference to Exhibit
                  2.1 to Alloy's Current Report on Form 8-K filed July 10,
                  2001).

         2.2* First Amendment to Agreement and Plan of Reorganization, dated as of August 1, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman (incorporated by reference to Exhibit 2.2 to Alloy's Current Report on Form 8-K filed August 14, 2001).

         4.1* Demand Note, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman (incorporated by reference to
                  Exhibit 4.1 to Alloy's Current Report on Form 8-K filed August 14, 2001).

         23.1* Consent of Independent Auditors of CASS Communications (a division of Cass Communications, Inc.)

         99.1* Investment Representation and Lockup Agreement, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman (incorporated by reference to Exhibit 99.1 to Alloy's Current Report on Form 8-K filed August 14, 2001).

         99.2* Alloy Press Release dated July 9, 2001 (incorporated by reference to Exhibit 99.2 to Alloy's Current Report on Form 8-K filed July 10, 2001).

         99.3 CASS Communications (a division of Cass Communications, Inc.) audited financial statements for the years ended December 31, 2000 and 1999, and unaudited interim financial statements for the seven months ended July 31, 2001.

----------
*  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      October 18, 2001                    ALLOY, INC.
                                               (Registrant)

                                               By: /s/ Matthew C. Diamond
                                                  -----------------------------
                                                       Matthew C. Diamond
                                                       Chief Executive Officer

                                  EXHIBIT INDEX

         2.1* Agreement and Plan of Reorganization, dated as of July 3, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman (incorporated by reference to Exhibit
                  2.1 to Alloy's Current Report on Form 8-K filed July 10,
                  2001).

         2.2* First Amendment to Agreement and Plan of Reorganization, dated as of August 1, 2001, by and among Alloy Online, Inc., CASS Communications, Inc. and Alan M. Weisman (incorporated by reference to Exhibit 2.2 to Alloy's Current Report on Form 8-K filed August 14, 2001).

         4.1* Demand Note, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman (incorporated by reference to
                  Exhibit 4.1 to Alloy's Current Report on Form 8-K filed August 14, 2001).

         23.1* Consent of Independent Auditors of CASS Communications (a division of Cass Communications, Inc.)

         99.1* Investment Representation and Lockup Agreement, dated as of August 1, 2001, by and among Alloy Online, Inc. and Alan M. Weisman (incorporated by reference to Exhibit 99.1 to Alloy's Current Report on Form 8-K filed August 14, 2001).

         99.2* Alloy Press Release dated July 9, 2001 (incorporated by reference to Exhibit 99.2 to Alloy's Current Report on Form 8-K filed July 10, 2001).

         99.3 CASS Communications (a division of Cass Communications, Inc.) audited financial statements for the years ended December 31, 2000 and 1999, and unaudited interim financial statements for the seven months ended July 31, 2001.

----------
*  Previously filed.